SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                   May 3, 2004
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                    0-21969                 23-2725311
 (State or other jurisdiction   (Commission File No.)        (IRS Employer
      of incorporation)                                    Identification No.)


                 1201 Winterson Road, Linthicum, Maryland 21090
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500




                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5.     Other Events and Regulation FD Disclosure.

On May 3, 2004, CIENA Corporation issued a press release announcing the completion of its acquisitions of Catena Networks, Inc. and Internet Photonics, Inc. The press release is being furnished hereto as Exhibit 99.1.

Item 7.     Financial Statements and  Exhibits.

99.1        Press Release dated May 3, 2004.





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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CIENA CORPORATION


Date:  May 3, 2004               By:  /s/ Russell B. Stevenson, Jr.
                                      Russell B. Stevenson, Jr.
                                      Senior Vice President, General Counsel and
                                      Secretary











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